UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

	FORM	8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

February 4, 2021
Date of Report (Date of Earliest Event Reported)

HEWLETT PACKARD ENTERPRISE COMPANY
(Exact name of registrant as specified in its charter)

Delaware	001-37483		47-3298624
(State or other jurisdiction of incorporation)	(Commission File Number)		(I.R.S. Employer Identification No.)

11445 Compaq Center West Drive,	Houston,	TX	77070
(Address of principal executive offices)			(Zip code)

(650)	687-5817
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	HPE	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company
☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 2.02	Results of Operations and Financial Condition.

The information contained in this Item 2.02 and in the accompanying Exhibit 99.1 shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Effective at the beginning of the first quarter of fiscal 2021, Hewlett Packard Enterprise Company ("HPE") (a) implemented certain organizational changes to align its segment financial reporting more closely with its current business structure and (b) excluded stock-based compensation expense from its segment earnings from operations results and excluded stock-based compensation expense from non-GAAP results ("Non-GAAP Stock-Based Compensation Adjustment").

The organizational changes are: (i) the transfer of the lifecycle event services business, previously reported within the Advisory and Professional Services ("A & PS") reportable segment to Compute, Storage and HPC & MCS reportable segments; (ii) the transfer of certain software and related services business, previously reported within the Compute, Storage and A & PS reportable segments to the Corporate Investments and Other reportable segment, to form a new Software operating segment; and (iii) the transfer of remaining A & PS operating segment, previously reported as a separate reportable segment, to the Corporate Investments and Other reportable segment. As a result of these changes, the Corporate Investments and Other Segment now includes the A & PS operating segment, the Communications and Media Solutions operating segment, the Software operating segment, and the Hewlett Packard Enterprise Labs which is responsible for research and development.

HPE reflected these changes to its segment information and non-GAAP reporting retrospectively to the 2019 and 2020 financial results. The organizational changes primarily resulted in the transfer of net revenue and operating profit of each of the businesses as described above and had no impact on HPE’s previously reported consolidated results. In addition, the Non-GAAP Stock-Based Compensation Adjustment had no impact on Hewlett Packard Enterprise's previously reported consolidated GAAP results.

As a result of these changes, HPE has for fiscal 2019 and 2020, (a) released revised quarterly and full year segment results, and (b) reflected the change resulting from the Non-GAAP Stock-Based Compensation Adjustment by restating its quarterly and full year consolidated non-GAAP gross profit, non-GAAP gross profit margin, non-GAAP earnings from operations, non-GAAP operating profit margin, non-GAAP net earnings and non-GAAP net earnings per share, which are attached hereto as Exhibit 99.1 and are incorporated herein by reference. Each restated non-GAAP measure has been reconciled to the most directly comparable GAAP measure therein.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description

Exhibit 99.1	Hewlett Packard Enterprise Company’s revised segment financial results and statements of business unit revenue for fiscal 2019 and 2020 (furnished herewith).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEWLETT PACKARD ENTERPRISE COMPANY

DATE: February 4, 2021	By:	/s/ Rishi Varma
	Name:	Rishi Varma
	Title:	Senior Vice President, General Counsel and Corporate Secretary